================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 17, 2005


                         Global Aircraft Solutions, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                 Number)               Identification No.)

                                    P.O. Box
                             23009 Tucson, AZ 85734
                             ----------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation
                       -----------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 7.01. Regulation FD Disclosure

Global Aircraft Solutions, Inc. (the "Company") issued a press release on November 17, 2005, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced its intent to make application for listing of its stock on the American Stock Exchange ("AMEX") with an eventual goal of having such stock listed on the NASDAQ in the future. While this application to AMEX has not yet been filed, the Company anticipates making such application within a week. Although application will be made, this in no way guarantees that the Company's stock will be accepted for listing on the AMEX.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Exchange Act or the Securities Act of 1933.



ITEM 9.01. Financial Statements and Exhibits


(c)   Exhibits

Exhibit
No.                        Document
-------     -------------------------------------------------------------------

99.1        Press Release of Global Aircraft Solutions, Inc. issued
            November 17, 2005.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2005
                                          Global Aircraft Solutions, Inc.
                                          (Registrant)


                                          By: /s/ John Sawyer
                                          --------------------------------------
                                          Name:   John Sawyer
                                          Title:  President